Earnings Report February 2, 2012 Neustar, Inc Supplemental Information Exhibit 99.2

Segment Revenue, $ in 000s	2010 Quarter Ended,				Full-Year	2011 Quarter Ended,				Full-Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2010	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2011
Carrier Services										
Numbering Services	90,701	90,927	89,592	90,593	361,813	99,426	98,813	99,924	99,810	397,973
Order Management Services	4,521	4,200	4,620	6,474	19,815	7,144	8,481	10,236	9,943	35,804
IP Services	2,410	2,633	2,445	2,646	10,134	3,045	3,540	3,995	3,537	14,117
Total Carrier Services revenue	**97,632**	**97,760**	**96,657**	**99,713**	**391,762**	**109,615**	**110,834**	**114,155**	**113,290**	**447,894**
Enterprise Services										
Internet Infrastructure Services (IIS)	15,448	15,582	17,260	20,823	69,113	20,404	20,117	20,484	21,982	82,987
Registry Services	13,755	14,389	15,521	16,326	59,991	16,076	16,732	17,858	17,737	68,403
Total Enterprise Services revenue	**29,203**	**29,971**	**32,781**	**37,149**	**129,104**	**36,480**	**36,849**	**38,342**	**39,719**	**151,390**
Information Services										
Identification Services	–	–	–	–	–	–	–	–	13,873	13,873
Verification & Analytics Services	–	–	–	–	–	–	–	–	4,465	4,465
Local Search & Licensed Data Services	–	–	–	–	–	–	–	–	2,833	2,833
Total Information Services revenue	–	–	–	–	–	–	–	–	**21,171**	**21,171**
Total consolidated revenue	**126,835**	**127,731**	**129,438**	**136,862**	**520,866**	**146,095**	**147,683**	**152,497**	**174,180**	**620,455**

neustar

Revenue by Segment
Carrier Services:
Numbering Services – We operate and maintain authoritative databases for telephone number resources utilized by our carrier customers and manage the telephone number lifecycle. The services utilizing these databases are: NPAC Services in the United States and Canada, International LNP Services (Taiwan and Brazil) and Number Administration.
Order Management Services – Our Order Management Services (OMS) permit carrier customers, through a single interface, to exchange essential operating data with multiple carriers in order to provision services.
IP Services –
We provide scalable IP services to carriers which allow them to manage access for the routing of IP communications.
Enterprise Services:
Internet Infrastructure Services – We provide a suite of domain name systems (DNS) services to our enterprise customers built on a global directory platform. These services include Managed DNS,
Monitoring and Load Testing, and IP Geolocation.
Registry Services – We operate the authoritative registries for certain Internet domain names and operate the authoritative U.S. Common Short Code (CSC) registry on behalf of wireless carriers in the
United States. These services include the registry services for .biz, .us, .co, .tel and .travel domain names, as well as the registry for U.S. Common Short Codes.
Information Services:
Identification Services – Our real-time identification services include the provision of caller-name and related information to telephony providers, delivery of identity and other attribute data for use in call centers or in remarketing efforts, and geographic-based solutions for intelligent call routing, Web-based location lookup, and site planning.
Verification & Analytics Services – We provide verification services that allow clients to validate customer-provided information, enhance sales leads and assign quality ratings to maximize a prospect’s
“reachability.” Our broad-based analytic capabilities also utilize real-time predictive scoring to determine which prospects are most likely to purchase, become a high-value customer or respond to a particular marketing campaign. We also provide an intelligent, privacy-friendly mechanism for  delivering targeted, real-time advertising on the Internet.
Local Search & Licensed Data Services – We provide an online listing identity management solution that provides the essential tools to verify, enhance and manage the identity of local listings across the
Web. We also maintain an expansive data repository that provides a more current alternative to Directory Listing and White Page compilations.

Reconciliation of Segment Contribution
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
Neustar presents certain non-GAAP financial data. To place this data in an appropriate context, above is a reconciliation of our segments’ revenue and contribution to consolidated income from continuing operations for the periods presented. The reconciliation allows investors to appropriately consider each non-GAAP financial measure.
These non-GAAP financial measures, however, should not be considered a substitute for or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Management believes that these measures enhance investors’ understanding of the company’s financial performance and the comparability of the company’s operating results to prior periods, as well as against the performance of other companies. However, these non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.
$ in 000s Full-Year Full-Year
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30, Dec 31, 2011
Segment contribution
    Carrier Services 87,227 87,999 86,561 90,530 352,317 96,579 97,570 99,302 97,549 391,000
    Enterprise Services 12,788 13,261 15,733 17,502 59,284 15,651 15,418 16,551 17,460 65,080
    Information Services –       –       –       –       –       –       –       –       12,583 12,583
    Total segment contribution 100,015 101,260 102,294 108,032 411,601 112,230 112,988 115,853 127,592 468,663
Indirect operating expenses:
    Cost of revenue (excl. depreciation & amortization) 18,672 18,325 18,724 19,969 75,690 19,627 19,742 20,424 24,197 83,990
    Sales and marketing 4,539 4,148 3,736 3,922 16,345 3,825 4,617 3,584 5,314 17,340
    Research and development 3,505 2,667 3,119 2,580 11,871 3,598 2,912 3,575 6,149 16,234
    General and administrative 17,296 14,273 15,557 16,624 63,750 19,287 21,108 19,742 32,180 92,317
    Depreciation and amortization 7,801 7,769 8,255 9,036 32,861 9,146 9,386 10,486 17,191 46,209
    Restructuring charges (recoveries) 1,235 771 (417) 3,772 5,361 432 (12) (33) 3,162 3,549
    Consolidated income from operations 46,967 53,307 53,320 52,129 205,723 56,315 55,235 58,075 39,399 209,024
2010 Quarter Ended, 2011 Quarter Ended,

Metrics	2010 Quarter Ended,				Full-Year	2011 Quarter Ended,				Full-Year
Revenue category	*Mar 31,*	*Jun 30,*	*Sep 30,*	*Dec 31,*	*2010*	*Mar 31,*	*Jun 30,*	*Sep 30,*	*Dec 31,*	*2011*
Carrier Services										
NPAC Services transactions (in thousands)	96,063	106,494	112,169	127,018	441,744	131,278	130,121	117,792	89,746	468,937
Enterprise Services										
IIS queries (in billions)	1,115	1,159	1,231	1,184	4,689	1,090	881	962	1,029	3,962
IIS new customers	242	234	286	315	1,077	287	306	242	258	1,093
IIS upgrades	300	337	339	296	1,272	321	311	318	311	1,261
Registry - domain names under management (in thousands)	4,112	4,142	4,625	4,774	4,774	5,143	5,310	5,403	5,451	5,451
CSC - codes under management	3,203	3,570	3,719	3,876	3,876	4,103	4,256	4,370	4,565	4,565

neustar

4 Key Performance Metrics

Expense by Cost
by Quarter and as a Percentage of Revenue
Full-Year Full-Year
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30, Dec 31, 2011
Revenue ($ in 000s) 126,835   127,731   129,438   136,862   520,866   146,095   147,683   152,497   174,180   620,455
Expense by type ($ in 000s)
Cost of revenue (excl. depreciation & amortization) 27,016 26,988 27,574 29,704 111,282   31,052 31,417 34,194 41,329 137,992
    % of Revenue 21% 21% 21% 22% 21% 21% 21% 22% 24% 22%
Sales and marketing 22,160 21,204 21,322 21,677 86,363     24,939 26,267 25,069 33,580 109,855
    % of Revenue 17% 17% 16% 16% 17% 17% 18% 16% 19% 18%
Research and development 4,021    3,108    3,519    3,132    13,780     3,996    3,441    3,746    6,326    17,509
    % of Revenue 3% 2% 3% 2% 3% 3% 2% 2% 4% 3%
General and administrative 17,635 14,584 15,865 17,412 65,496     20,215 21,949 20,960 33,193 96,317
    % of Revenue 14% 11% 12% 13% 13% 14% 15% 14% 19% 16%
Depreciation & amortization 7,801    7,769    8,255    9,036    32,861     9,146    9,386    10,486 17,191 46,209
    % of Revenue 6% 6% 6% 7% 6% 6% 6% 7% 10% 7%
Restructuring charges (recoveries) 1,235    771       (417)      3,772    5,361      432       (12)        (33)        3,162    3,549
    % of Revenue 1% 1% 0% 3% 1% 0% 0% 0% 2% 1%
Total operating expense 79,868     74,424     76,118     84,733     315,143   89,780     92,448     94,422     134,781   411,431
2010 Quarter Ended, 2011 Quarter Ended,

Expense Details
Other Details and Headcount
Stock-based compensation by type ($ in 000s)
Full-
Year
Full-
Year
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30, Dec 31, 2011
Cost of revenue 513       655       635       510       2,313    476         616       780       940       2,812
Sales and marketing 1,171    1,370    1,285    1,245    5,071    1,726      1,989    1,907    2,378    8,000
Research and development 152       246       263       227       888       335         312       345       381       1,373
General and administrative 1,748    2,447    2,526    2,052    8,773    3,479      3,083    3,428    5,316    15,306
   Total stock-based compensation expense 3,584    4,718    4,709    4,034    17,045 6,016      6,000    6,460    9,015    27,491
Amortization of intangibles ($ in 000s) 1,054    1,015    1,082    1,602    4,753    1,129      1,110    1,716    8,152    12,107
Headcount by type
Year-
End
Year-
End
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30, Dec 31, 2011
Cost of revenue 386       368       358       392       392       385         390       430       658       658
Sales and marketing 292       279       295       297       297       300         306       327       461       461
Research and development 81         81         84         82         82         83           78         77         137       137
General and administrative 176       181       187       193       193       199         200       200       232       232
   Total headcount 935       909       924       964       964       967         974       1,034    1,488    1,488
2010 Quarter Ended,
2010 Quarter Ended,
2011 Quarter Ended,
2011 Quarter Ended,

$ in 000s, except per share amounts	2010 Quarter Ended,				Full-Year	2011 Quarter Ended,				Full-Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2010	Mar 31,	Jun 30,	Sep 30,	Dec 31,	2011
Revenue:										
Carrier Services	97,632	97,760	96,657	99,713	391,762	109,615	110,834	114,155	113,290	447,894
Enterprise Services	29,203	29,971	32,781	37,149	129,104	36,480	36,849	38,342	39,719	151,390
Information Services	-	-	-	-	-	-	-	-	21,171	21,171
Total revenue	126,835	127,731	129,438	136,862	520,866	146,095	147,683	152,497	174,180	620,455
Operating expense:										
Cost of revenue (excl. depreciation & amortization)	27,016	26,968	27,574	29,704	111,282	31,052	31,417	34,194	41,329	137,992
Sales and marketing	22,160	21,204	21,322	21,677	86,363	24,939	26,267	25,069	33,580	109,855
Research and development	4,021	3,108	3,519	3,132	13,780	3,996	3,441	3,746	6,326	17,509
General and administrative	17,635	14,584	15,865	17,412	65,496	20,215	21,949	20,960	33,193	96,317
Depreciation and amortization	7,801	7,769	8,255	9,036	32,861	9,146	9,386	10,486	17,191	46,209
Restructuring charges (recoveries)	1,235	771	(417)	3,772	5,361	432	(12)	(33)	3,162	3,549
Total operating expense	79,868	74,424	76,118	84,733	315,143	89,780	92,448	94,422	134,781	411,431
Income from operations	46,967	53,307	53,320	52,129	205,723	56,315	55,235	58,075	39,399	209,024
Other (expense) income:										
Interest and other expense	(1,537)	(1,011)	(4,294)	(153)	(6,995)	(347)	(126)	(675)	(5,131)	(6,279)
Interest and other income	1,390	2,029	4,069	94	7,582	203	930	304	529	1,966
Income from continuing operations before income taxes	46,820	54,325	53,095	52,070	206,310	56,171	56,039	57,704	34,797	204,711
Provision for income taxes, continuing operations	18,497	21,798	21,275	20,712	82,282	22,706	22,423	19,931	16,077	81,137
Income from continuing operations	28,323	32,527	31,820	31,358	124,028	33,465	33,616	37,773	18,720	123,574
(Loss) income from discontinued operations, net of tax	(3,121)	(3,954)	(1,871)	(8,873)	(17,819)	38,510	(1,261)	-	-	37,249
Net income	25,202	28,573	29,949	22,485	106,209	71,975	32,355	37,773	18,720	160,823
Basic net income (loss) per common share:										
Continuing operations	0.38	0.43	0.43	0.42	1.66	0.45	0.46	0.52	0.26	1.69
Discontinued operations	(0.04)	(0.05)	(0.03)	(0.12)	(0.24)	0.52	(0.02)	-	-	0.51
Basic net income per common share	0.34	0.38	0.40	0.30	1.42	0.97	0.44	0.52	0.26	2.20
Diluted net income (loss) per common share:										
Continuing operations	0.37	0.42	0.42	0.42	1.63	0.45	0.45	0.51	0.26	1.66
Discontinued operations	(0.04)	(0.05)	(0.03)	(0.12)	(0.23)	0.51	(0.02)	-	-	0.50
Diluted net income per common share	0.33	0.37	0.39	0.30	1.40	0.96	0.43	0.51	0.26	2.16
Weighted average common shares outstanding:										
Basic	74,613	74,997	74,808	73,804	74,555	73,938	73,807	73,237	70,945	72,974
Diluted	75,944	76,217	76,026	75,458	76,065	75,285	75,015	74,632	72,865	74,496

neustar

Statement of Operations
Note: During the second quarter of 2011, the Company completed its exit from the Converged Messaging Services business. The results of operations of the Company’s Converged Messaging Services business have been reclassified as discontinued operations for all periods presented.